UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 13, 2005

Badger Paper Mills, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-00795	39-0143840
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

200 West Front Street, P.O. Box 149, Peshtigo, Wisconsin 54157-0149
(Address of principal executive offices, including zip code)

(715) 582-4551
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On January 13, 2005, Badger Paper Mills, Inc. (“Badger”) issued a press release announcing the appointment of Paul M. Bouthilet as its Vice President, Chief Financial Officer, Secretary and Treasurer, effective January 17, 2005. Badger and Mr. Bouthilet entered into an employment agreement, dated December 23, 2004 (the “Employment Agreement”), regarding the terms of Mr. Bouthilet’s employment. A copy of the Employment Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference herein. The following summary of the material terms of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement.

        Mr. Bouthilet will receive an initial salary of $11,250 per month. In addition, Mr. Bouthilet may receive an annual bonus based upon Badger’s profitability. The Employment Agreement provides that Mr. Bouthilet will be granted an option to purchase 2,000 shares of Badger’s common stock under Badger’s stock option plan. Mr. Bouthilet is also entitled to such insurance and retirement benefits as are generally made available by Badger to its executive officers from time to time and certain other fringe benefits set forth in the Employment Agreement.

        The Employment Agreement provides that at any time during his employment, either Badger or Mr. Bouthilet may terminate Mr. Bouthilet’s employment upon 30 days’ written notice. Badger may also terminate Mr. Bouthilet’s employment for cause, which is defined in the Employment Agreement as (i) conviction of or guilty plea to an offense involving fraud, embezzlement, theft, dishonesty or other criminal misconduct against Badger and (ii) willful, wanton or grossly negligent misconduct in the course of Mr. Bouthilet’s employment.

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On January 13, 2005, Badger issued a press release announcing the appointment of Paul M. Bouthilet, 58, as its Vice President, Chief Financial Officer, Secretary and Treasurer, effective January 17, 2005. A copy of Badger’s press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

        In connection with Mr. Bouthilet’s appointment, Badger and Mr. Bouthilet entered into an Employment Agreement regarding the terms of Mr. Bouthilet’s employment, a summary of the material terms of which is set forth in Item 1.01 above.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being furnished herewith:

(10.1)	Employment Agreement by and between Badger Paper Mills, Inc. and Paul M. Bouthilet, dated December 23, 2004.

(99.1)	Press Release of Badger Paper Mills, Inc., dated January 13, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER PAPER MILLS, INC.
Date: January 13, 2005	By: /s/ Ronald E. Swanson
Ronald E. Swanson,
President and Chief Executive Officer

BADGER PAPER MILLS, INC.

Exhibit Index to Current Report on Form 8-K
Dated January 13, 2005

Exhibit
Number

(10.1)	Employment Agreement by and between Badger Paper Mills, Inc. and Paul M. Bouthilet, dated December 23, 2004.

(99.1)	Press Release of Badger Paper Mills, Inc., dated January 13, 2005.